<DOCUMENT-COUNT>     1
<SROS>     NONE
<FILER>
</FILER>
<PERIOD>     06/27/2002

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

     DEFINITIVE PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

  [x]   Filed  by  the  Registrant
  [ ]   Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

  [ ]   Preliminary  Proxy  Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [x]   Definitive  Proxy  Statement
  [ ]   Definitive  Additional  Materials
  [ ]   Soliciting  Material  Pursuant  to  Sec.240.14a-11(c) or Sec.240.14a-12


                             VILLAGEWORLD.COM,  INC.
                 Name of Registrant as Specified in its Charter

   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
  [x]   No  fee  required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1)     Title  of  each  class  of securities to which transaction applies:
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
     (3)     Per unit price or other underlying  value  of  transaction computed pursuant to Exchange  Act Rule 0-11  (Set forth the amount on which the filing fee is  calculated  and state how  it  was  determined):
     (4)     Proposed  aggregate  value  of  transaction:
     (5)     Total  fee  paid:
  [ ]   Fee  paid  previously  with  preliminary  materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 09-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)     Amount  Previously  Paid:
     (2)     Form,  Schedule  or  Registration  Statement  No.:
     (3)     Filing  Party:
     (4)     Date  Filed:

                             VILLAGEWORLD.COM, INC.
                               620 JOHNSON AVENUE
                             BOHEMIA, NEW YORK 11716

                NOTICE OF THE 2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2002

     The  Annual   Meeting  of  Stockholders   of  VillageWorld.com, Inc.   (the
     "Company") will be held at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP, 750
     Lexington Avenue, 23rd Floor, New York, New York, on June 27, 2002 at 9:30 a.m., New York time, to consider and act upon the following matters:

     1.     To  elect  five  directors  to  serve  for  the  ensuing  year.

     2. To ratify the selection by the Board of Directors of Laurence Rothblatt & Co. as the Company's independent auditors for the current fiscal year.

     3. To ratify and approve the Company's 2002 Stock Award and Incentive Plan (the "Plan").

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Stockholders of record as of the close of business on May 24, 2002 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. The stock transfer books of the Company will remain open.

     By  Order  of  the  Board  of  Directors



     By:     /s/     David  A.  Levi
             ---     ---------------
                                        David  A.  Levi,
                                        Secretary
Bohemia,  New  York
May  29,  2002

           WHETHER  OR  NOT  YOU EXPECT  TO  ATTEND  THE MEETING,
           PLEASE  COMPLETE,  DATE  AND  SIGN THE ENCLOSED  PROXY
           AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER
               TO  ASSURE  REPRESENTATION  OF YOUR SHARES.
               YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE
               THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                             VILLAGEWORLD.COM, INC.
                               620 JOHNSON AVENUE
                             BOHEMIA, NEW YORK 11716

           PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2002

     This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of VillageWorld.com, Inc. (the "Company") for use at its 2002 Annual Meeting of Stockholders to be held on June 27, 2002, at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP, 750 Lexington Avenue, 23rd Floor, New York, New York 10022, at 9:30 a.m., New York time, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the President of the Company or by voting in person at the Annual Meeting.

     The Company intends to mail this Proxy Statement to stockholders on or about May 29, 2002, to be accompanied by the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2001.

VOTING  SECURITIES  AND  VOTES  REQUIRED

     The Board of Directors has fixed the close of business on May 24, 2002 as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of May 24, 2002, the Company had issued and outstanding ________ voting shares, consisting of (i) ______ shares of Common Stock and (ii) 508,152 shares of Class B Preferred Stock, each share of which is convertible into 138 shares of Common Stock (or 70,124,976 shares in the aggregate). A holder of Common Stock is entitled to one vote for each share held on the record date and a holder of Class B Preferred Stock is entitled to 138 votes for each share held on the record date. The presence, in person or by proxy, of a majority of all of the outstanding voting shares will constitute a quorum at the Annual Meeting.

     The affirmative vote of the holders of a plurality of the voting shares present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the voting shares present or represented at the Annual Meeting is required for the ratification of the selection by the Board of Directors of Laurence Rothblatt & Co. as the Company's independent auditors for the current fiscal year and the adoption of the Plan. Voting shares represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information, as of April 29, 2002, based upon information obtained from the persons named below, regarding beneficial ownership of the Company's Common Stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation," below, (iii) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of its Common Stock and (iv) all executive officers and directors of the Company as a group.





                                                                                 Number of Shares of
                                                       Number of Shares of        Common Stock into
                         Number of Shares of         of Class B Preferred       which Class B Preferred
Name and Address of         Common Stock              Stock Beneficially           Stock is Convertible       Percent of
                                                                                   --------------------
 Beneficial Owner (1)    Beneficially Owned (2)         Owned (2)(3)                  (2)(3)                   Class (4)
---------------------    ----------------------         ------------                  ------                   ---------

Peter J. Keenan . . . . . .   2,191,297(5)               128,854                     17,781,852                 21.32%
Hector M. Gavilla . . . . . . 1,721,844(6)               101,178(7)                  13,962,564(7)              16.74
Eli Levi. . . . . . . . . .   1,631,575(8)               100,315(9)                  13,843,470(9)              16.52
Roberta Levi. . . . . . . .   1,631,575(8)               100,315(9)                  13,843,470(9)              16.52
Hector P. Gavilla . . . .     1,454,534                   85,750                     11,833,500                 14.18
David A. Levi . .. . . . . .    475,366(10)               28,871                      3,984,198                  4.76
Dr. Steven Levi . . .  . . .    475,366(11)               28,871                      3,984,198                  4.76
Moshe Schwartz. .  . . . . .      5,646(12)                 -0-                           0                         *
Directors & Executive
Officers as a group
(six persons) . . . .. . . .  4,879,519(13)              287,774                     39,712,812                 47.59%

(*)     Less  than  1%

(1) The address for Eli Levi, Roberta Levi and Hector P. Gavilla is c/o Advanced Testing Technologies, Inc., 110 Ricefield Lane, Hauppauge NY 11788. The address for each of the others is at the Company's offices, 620 Johnson Avenue, Bohemia, New York 11716.

(2) The number of shares of Common Stock beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power and shares which such person or entity has the right to acquire within sixty days after April 29, 2002. The inclusion herein of any shares deemed beneficially owned does not constitute an admission by such person of beneficial ownership of such shares. The information is based upon information furnished by the person listed.

(3) On July 1, 1999, our predecessor, Big City Bagels, Inc. consummated the merger with ICS, VillageNet, and each of the shareholders of those two companies, dated May 21, 1999 and as amended on June 28, 1999. The agreement provided for the merger of Big City Bagels with ICS and VillageNet, respectively, and for ICS and VillageNet to be the surviving corporations continuing after the merger as our wholly owned subsidiaries. At the effective date, (i) the 1,400 shares of the common stock of ICS, representing all of its outstanding stock, were converted into 4,309,733 shares of our Common Stock and 254,076 shares of our Class B Preferred Stock and (ii) the 1,000 shares of common stock of VillageNet, representing all its outstanding stock, were converted into 4,309,733 shares of our Common Stock and 254,076 shares of our Class B Preferred Stock. The holders of Class B Preferred Stock have the right to convert all of the presently outstanding 508,152 shares of Class B Preferred Stock into an aggregate of 70,124,976 shares of our Common Stock at a conversion rate of 138 shares of Common Stock for each share of Class B Preferred Stock. The holders may convert the Class B Preferred Stock, in whole or in part, at any time. A holder of Class B Preferred Stock is entitled to 138 votes for each share owned.

(4) Assumes with respect to options, the shares underlying only those options deemed beneficially owned by the shareholder. Assumes with respect to the Class B Preferred Stock, the conversion of all shares of Class B Preferred Stock into our Common Stock.

(5) Includes 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Keenan.

(6) Includes 988,930 shares of Common Stock owned by Mr. Gavilla and 727,268 shares of Common Stock held by Mr. Gavilla, as custodian for Alexander F. Gavilla, Mr. Gavilla's minor son. Also includes 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Gavilla. Hector M. Gavilla is the father of Hector P. Gavilla.

(7) Includes 58,302 shares of Class B Preferred Stock owned by Mr. Gavilla and 42,876 shares of Class B Preferred Stock held by Mr. Gavilla, as custodian for Alexander F. Gavilla, Mr. Gavilla's minor son.

(8) Includes 580,928 shares of Common Stock owned by Roberta Levi and 580,928 shares of Common Stock owned by Eli Levi. Eli and Roberta Levi are husband and wife. Also includes 469,719 shares of Common Stock held by Roberta Levi, as custodian for Shari Levi, Mr. and Mrs. Eli Levi's minor daughter.
David A. Levi and Dr. Steven Levi are sons of Eli and Roberta Levi. Does not include 469,719 shares of Common Stock owned by Susan Levi, daughter of Eli and Roberta Levi, beneficial ownership of which is disclaimed.

(9) Includes 35,722, 35,722 and 28,871 shares of Class B Preferred Stock owned by Roberta Levi, Eli Levi and Roberta Levi, as custodian for Shari Levi, respectively. Does not include 28,871 shares of Class B Preferred Stock owned by Susan Levi, daughter of Eli and Roberta Levi, beneficial ownership of which is disclaimed.

(10) Includes 5,647 shares of Common Stock issuable upon the exercise of options held by Mr. Levi.

(11) Includes 5,647 shares of Common Stock issuable upon the exercise of options held by Dr. Levi.

(12) Consists of 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Schwartz.

(13) Includes those securities deemed to be beneficially owned by Hector M. Gavilla, Peter J. Keenan, David A. Levi, Dr. Steven Levi and Moshe Schwartz, as set forth in the table above as well as 10,000 shares owned by Celia Schiffner, Acting Treasurer and Chief Financial Officer of the Company.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by Management. David A. Levi and Dr. Steven Levi are brothers. There are no other family relationships between or among any officers or directors of the Company.

NOMINEES

     Set forth below for each nominee as a director of the Company is his name and age, position with the Company, principal occupation and business experience during at least the past five years and the date of the commencement of each director's term as a director.

          Name               Age         Position
          ----               ---         --------
    Peter  J.  Keenan        32         Chairman of the Board and President
    David  A.  Levi          26         Secretary  and  Director
    Hector  M.  Gavilla      59         Director
    Moshe  Schwartz          32         Director
    Dr. Steven  Levi         32         Director


     Peter J. Keenan has served as President of the Company, as well as the President of ICS, since the merger in July 1999. From October 1994 to June 1996, Mr.Keenan was technical director of ICS. Since 1995, Mr. Keenan has also served as technical director of VillageNet. From September 1991 to October 1994, Mr.Keenan was employed by Advanced Testing Technologies, Inc. ("ATTI") as a purchasing agent.

     David A. Levi has been a director of the Company since October 1999. Mr. Levi commenced medical school in August 1999. From January 1997 to August 1999, Mr. Levi served as a purchasing agent for ATTI. Since May 1998, Mr. Levi has been President of ICS Systems, Inc. ("ICS Systems"), a computer software company specializing in operating systems and electronic drivers for automatic test equipment.

     Hector M. Gavilla has served as a director of the Company since the merger in July 1999, and served as President of ATTI since 1987. He is also currently serving as the CEO of ATTI. Since 1994, Mr. Gavilla has been Vice President and Secretary of each of ICS and VillageNet and has served as an executive officer of the following companies: European Testing Technologies, Ltd., ATTI Europe bv, ATTI International Development, Inc., Automated Computer Systems, Inc. and ICS Systems.

     Moshe Schwartz has been a director of the Company since March 2000. Mr. Schwartz is currently an independent investment banking consultant. From July 1998 through February 2000, he served as a Vice President at KCSA Public Relations. Mr. Schwartz received his J.D. in 1995 from the Cardozo School of Law and from 1995 through 1998 was an Assistant District Attorney in Kings County, New York.

     Dr. Steven Levi has been a director of the Company since March 2000. Dr. Levi received his M.D. in 1995 from Pittsburgh University and is currently a practicing internal medicine at Jefferson Memorial Hospital in Philadelphia, PA. From 1995 to 1998, Dr. Levi served as the director of new development for ICS Systems. David A. Levi and Dr. Steven Levi are brothers.

     The Company's board of directors is elected at each annual meeting of the Company's shareholders. Each director holds office until his successor is duly elected and qualified or until his or her earlier resignation or removal. In March 1996, the Company's predecessor adopted a 1996 Performance Equity Plan, which provides, in part, that on March 31 of each calendar year such plan is in effect, for so long as options are available for issuance thereunder, each of the Company's directors are automatically awarded ten-year options to purchase 2,000 shares of common stock at an exercise price which is the fair market value of the Company's common stock on such March 31. All of such options are immediately exercisable as of the date of grant. The Company has exhausted all options available for issuance under the 1996 Plan, so that no further issuances will be made to the directors thereunder. Nevertheless, the 2002 Stock Award and Incentive Plan being submitted for shareholder approval at the Meeting provides for an identical provision so that, if approved, directors will continue to be issued such ten-year options to purchase 2,000 shares of common stock. Other than the foregoing, the Company's directors do not receive any fees or other compensation in connection with their services as directors.

EXECUTIVE  OFFICERS

     Officers are elected annually by the Board of Directors and serve at their direction. Two of the Company's executive officers, Peter J. Keenan and David
A. Levi, are also directors. Information with regard to such persons is set forth above under the heading "Nominees." The remaining executive officer is Celia Schiffner, Acting Treasurer and Chief Financial Officer.

     Celia  Schiffner,  age  46,  has  been  employed  as  the  Company's Acting
Treasurer and Chief Financial Officer since April 1, 2002. Previously, from January 2, 2001 she was employed by the Company as an Accounting Manager. From April 1997 until joining the Company, she served as the controller of Montauk Rug and Carpet Corp.

ATTENDANCE  AT  MEETINGS

     From January 1, 2001 through December 31, 2001, the Board of Directors met or acted without a meeting pursuant to unanimous written consent four times.

THE  COMMITTEES

     The Board of Directors does not have a Compensation, Audit or Nominating Committee, and the usual functions of such committees are performed by the entire Board of Directors.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

    (i) The Company guaranteed a $100,000 loan payable by Mr. Keenan to the formers tockholders of ICS. No payments have been made under such loan to date.

   (ii) In October 2001, ATTI International Development, Inc., ("AID") a company whose management includes Eli Levi and Hector M. Gavilla and whose principal stockholders include those two individuals and members of their families, received final approval from the United States Air Force for its contract to implement a local and wide area network (LAN/WAN) solution for the Royal Saudi Air Force ("RSAF"). The Company is a principal sub-contractor on this project, pursuant to a verbal agreement with AID. The initial contract is for the upgrade of Prince Sultan Air Base for approximately $7,000,000. AID has advised the Company that the portion of the contract to be jointly administered between AID and the Company is approximately $4,000,000. The Company provides engineering, network design, equipment installation, implementation and overall management services for this joint project, which constitutes a comprehensive upgrade and redevelopment of systems currently used by the RSAF. These services are expected to comprise approximately $600,000 of the joint project. The $3,400,000 equipment portion of the joint project is being provided by AID. In December 2001, the Company commenced work on its portion of the initial contract and received the first $100,000 contract-related payment. The verbal agreement with AID provides for five additional monthly payments, each in the amount of $100,000. During the first four months of fiscal 2002, the Company received the next four scheduled $100,000 payments.

     The Company has various notes and loans due to AID and Advanced Testing Technologies, Inc. ("ATTI"), certain of which are non-interest bearing. Eli Levi, a principal shareholder of the Company and father of David A. Levi and Dr. Steven Levi, directors of the Company, is the Executive Vice President and Chief Operating Officer of ATTI; Roberta Levi, Eli Levi's wife, David A. Levi's and Dr. Steven Levi's mother and a principal shareholder of the Company, is a shareholder of ATTI. Hector M. Gavilla, a principal shareholder and director of the Company, is the President, Chief Executive Officer and shareholder of ATTI. At December 31, 2001, the outstanding amounts,including accrued interest as applicable, and the contractual interest rates were as follows:

         Year  of             Amount,  Including       Contractual       Owed
         Origination           Accrued  Interest     Interest  Rate        To
         -----------           -----------------     --------------        --

       2000  and  prior           $  364,438             0%             ATTI
       2000  and  prior              340,551             5%             ATTI
            2001                     252,102             8%              AID
                                  ----------
           Total                  $  957,091
                                  ==========

     Principal and interest payments, contractually due on a quarterly basis, have been deferred with the lenders' consent until August 1, 2002, when all of the notes and loans are due and payable, together with accrued interest. These loans have also been subordinated to bank indebtedness to the extent of $250,000.

     On notes and loans originating prior to 2001, the Company has imputed interest expense on its Consolidated Statement of Operations to reflect a fair-market rate of 7.5%, with an equivalent offset to additional paid-in capital. Total interest expense on related party notes and loans was $53,899 in 2001 and $42,947 in 2000, of which $33,514 and $32,313, respectively, was imputed.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Each of Peter J. Keenan, Hector M. Gavilla, David A. Levi, Dr. Steven Levi, Moshe Schwartz and Robert Appel failed to file one Form 5 with respect to one transaction each in fiscal 2001. All of the foregoing individuals were officers, directors and/or beneficial owners of more than 10% of the Company's common stock during 2001. Mr. Appel resigned in June of 2001. For each of the five directors, the transaction not reported by them was the annual grant of 2,000 options under the 1996 Performance Equity Plan. The transaction with Mr. Appel was the modification of a previous option grant. Although not reported by these individuals, the Company reported all of these transactions in its Form 10-KSB for 2000 and again in its Form 10-QSB for the first quarter of fiscal 2001. Other than the foregoing, to the best of the Company's knowledge, all other Forms 3, 4, and 5 required to be filed during the year ended December 31, 2001 were timely filed.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officers in the prior three completed fiscal years (the "Named Officers"). There are no other executive officers whose compensation exceeded $100,000 in the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE



                                                                              Annual Compensation
                                                                     ----------------------------------------

Name and Principal Position                              Year           Salary      Other Annual Compensation
---------------------------                              ----           ------      -------------------------

 Peter J. Keenan (1)                                     2001          $100,000               $0
.. .Chief Executive Officer, Chairman . . . . . . . .     2000           113,228                0
   of the Board and President.                           1999            97,981                0

 Robert Appel (2). . . . . . . . . . . .                 2001            40,385                0
   Chief Executive Officer . . . . . . .                 2000            58,692                0

1. Mr. Keenan was appointed Chairman of the Board and President upon the consummation of the Merger (July 1, 1999). The compensation reflected herein for all periods prior thereto was for services rendered to ICS.

2. Mr. Appel's annual salary was $75,000. Mr. Appel was appointed the Company's Chief Executive Officer in March 2000 and he resigned from such position in June 2001. In each of fiscal 2001 and 2000, Mr. Appel was granted options to purchase 100,000 shares of the Company's common stock, exercisable at $.01 per share. The excess of the fair value of such shares over the exercise price at the time of grant, $10,000 and $137,500, respectively, was charged to compensation expense at the time of the related grant.

The following table sets forth certain information regarding the granting of options to the Named Officers during 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                                  % of Total
                                    Options
           Number of Securities    Granted to
            Underlying Options    Employees in     Exercise or Base   Expiration
Name           Granted (#)       Fiscal Year (1)      Price($/Share)      Date
----           ------- ---       ----- ---- ---    -------------          ----

Peter Keenan       2,000(2)          1.96%                 $0.10         3/29/11

Robert Appel     100,000(3)         98.04%                 $0.01          3/1/06

(1) Options to purchase a total of 102,000 shares of Common Stock were granted to the Company's employees during 2001, all of which were granted to the named officers.

(2) The options granted to Mr. Keenan were the annual automatic grant of 2000 options each to each director of the Company; at date of grant these options had a fair value of $200.

(3) On March 1, 2001, the Company modified the terms of an existing conditional grant of 100,000 common stock purchase options to Mr. Appel, whereby such previously granted options, which were contingent on the Company's stock price reaching $4.00 per share by December 31, 2001, were cancelled and 100,000 unconditional common stock purchase options exercisable at $.01 per share for a five-year term were granted. Due to the options' nominal exercise price, the Company recognized compensation expense of $10,000, measured by the excess of the fair value of the common stock at the date of grant over the exercise price.

The following table sets forth certain information regarding the value of the options held at December 31, 2001 by the Named Officers. No officers exercised any options during fiscal 2001.

                             FISCAL YEAR-END OPTION VALUES

                  Number of Securities               Value of Unexercised
                  Underlying Unexercised             In-the-Money Options
               Options At Fiscal Year End             at Fiscal Year End
               ---------------------------            ------------------
Name          Exercisable    Unexercisable         Exercisable    Unexercisable
----           ----------    -------------         -----------    -------------

Peter Keenan       4,000          0                 $   160             0

Robert Appel     200,000          0                  34,000             0

1) The product of the excess of $0.18 (the closing price of our Common Stock at December 31, 2001, as reported by the Nasdaq OTCBB) over the exercise price of the unexercised options which were in the money at such date, multiplied by the number of such unexercised options.

EMPLOYMENT  AGREEMENTS

     In August 1996, ICS entered into an employment agreement with Mr. Peter Keenan. The agreement provides for employment on a full-time basis and contains provisions that Mr. Keenan will not compete or engage in a business competitive with the Company's current or anticipated business until eighteen months after the termination of his employment agreement. Pursuant to the employment agreement, the Company pays Mr. Keenan a base salary of $100,000 per annum.

1996  PERFORMANCE  EQUITY  PLAN

     In March 1996, the Company's predecessor adopted the 1996 Performance Equity Plan. The 1996 Plan is administered by the Board of Directors which determines the persons (other than directors) to whom awards will be granted, the number of awards to be granted, and the specific terms of each grant subject to the provisions of the 1996 Plan. Awards consist of stock options (both non-qualified options and options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended), restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards, as described in the 1996 Plan.

On March 31 of each calendar year during the term of the 1996 Plan, each director is automatically awarded ten-year options to purchase 2,000 shares of common stock at an exercise price which is the fair market value of the Company common stock on such March 31. All of such options are immediately exercisable as of the date of grant.

     Of  the  70,000  shares  underlying  options  under the  1996  Plan,  9,988 shares were issued upon the exercise of certain options granted. Options for the remaining 60,012 have been granted and are presently outstanding at exercise prices ranging from $0.10 to $42.50 per share, including 8,232 options granted to directors on April 1, 2002 under the automatic grant provisions of the Plan. These options are exercisable at $.26 through March 31, 2012; this option grant exhausted the availability of options under the 1996 Plan.

     The automatic grant provisions of the 1996 Plan have been incorporated into
the  2002  Stock  Award  and  Incentive  Plan,  which   is  being  submitted  to
stockholders for their approval herewith.

1998  PERFORMANCE  EQUITY  PLAN

    In 1998, the Company's predecessor adopted the 1998 Performance Equity Plan. The 1998 Plan is administered by the Company's Board of Directors or a committee appointed by the Board. Options to purchase up to 400,000 shares of the
Company's common stock may be granted under the 1998 Plan. The Company previously granted options to purchase 100,000 shares exercisable at $1.00 per share under this plan. In addition the Company issued outright 200,000 shares of its common stock under this Plan, including 125,000 shares to a former officer in connection with his severance of employment at the time of the merger as well as 75,000 shares of common stock in September 2001 to satisfy $7,500 of accrued consulting fees. At December 31, 2001, there were 100,000 common shares available under the 1998 Plan, either as outright issuances or underlying option grants. Management anticipates issuing such remaining shares outright in satisfaction of certain current expense obligations, which if approved by the board would exhaust the availability of shares under the 1998 Plan.


                      PROPOSAL TO RATIFY THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Company has selected the firm of Laurence Rothblatt & Co. ("Rothblatt"), independent certified public accountants, to serve as the principal independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders. Rothblatt has served as the Company's independent auditors since December 30, 1999. Prior to December 30, 1999, Richard A. Eisner & Company, LLP had served as the independent auditors for the Company's predecessor. If the appointment of the firm of Laurence Rothblatt & Co. is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of Rothblatt are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they do desire, and will be available to answer appropriate questions from the Company's stockholders.

AUDIT  FEES

     The following table shows the fees billed by Rothblatt for services rendered to the Company for the 2001 fiscal year.


     Audit  fees                                       $14,794
     Tax  services                                         350
                                                       -------
     Total                                             $15,144
                                                       =======

AUDIT  COMMITTEE  REPORT

     Pursuant  to  rules  adopted by the Securities and Exchange Commission (the
SEC) and the National Association of Securities Dealers, Inc. (the NASD), the Board of Directors of the Company, acting in lieu of an Audit Committee, has issued the following report and affirmed that:

     (i) We have reviewed all financial reports included in Forms 10-QSB and 10-KSB filed subsequent to March 15, 2000 and have discussed them with the Company's independent auditors prior to filing such reports with the SEC.

     (ii) We have reviewed the audited financial statements and have discussed them with management.

     (iii) We have reviewed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees.

     (iv) We have received from and discussed with the auditors, disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1.

     (v) Based on our review of and discussion about the audited financial statements, we have recommended they be included in the Company's Annual Report on Form 10-KSB.

     (vi) We have not adopted a written charter with respect to the functions we perform in lieu of an Audit Committee.

              Board  of  Directors
              Peter  J.  Keenan,  Chairman
              Hector  M.  Gavilla
              David  A.  Levi
              Dr.  Steven  Levi
              Moshe  Schwartz

          ADOPTION OF THE COMPANY'S 2002 STOCK AWARD AND INCENTIVE PLAN
                                (PROPOSAL NO. 3)
GENERAL

     The Board of Directors ("Board") has determined that it is in the Company's best interests to adopt the 2002 Stock Award and Incentive Plan (the "2002 Plan"), with the approval of shareholders, to enhance the Company's ability to link pay to performance, including through the use of stock options.

     The Board believes that attracting and retaining executives and other key employees of high quality is essential to the Company's growth and success. To this end, the availability of a comprehensive compensation program which includes different types of incentives for motivating employees and rewards for outstanding service can contribute to the Company's future success. In particular, the Company intends to use stock options and stock-related awards as an important element of compensation for executives, employees, non-employee directors and certain other persons because such awards enable them to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between them and the Company's shareholders. In addition, annual incentive awards and other performance-based awards will provide incentives for achieving specific performance objectives. The Board therefore views the 2002 Plan as a key part of the Company's compensation program.

     The 2002 Plan would allow the Company to grant a broad range of awards, including options, restricted and deferred stock, performance awards, stock appreciation rights ("SARs") and other types of awards based on the Company's Common Stock (collectively, "Awards").

REASONS  FOR  SHAREHOLDER  APPROVAL

     The Board and Committee seek shareholder approval of the 2002 Plan to satisfy certain legal requirements and to provide potential tax advantages to the Company and participants.

In addition, the Board and the Committee seek to preserve the Company's ability to claim tax deductions for compensation, to the greatest extent practicable. Therefore, the Company is seeking shareholder approval of the material terms of performance awards to named executives under the 2002 Plan, to meet a key requirement for such awards to qualify as "performance- based" compensation under Section 162(m) of the Internal Revenue Code (the "Code"). Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are "named executive officers" in the summary compensation table in the company's proxy statement). "Performance- based" compensation is not counted against the $1 million deductibility cap. If the 2002 Plan is approved by shareholders, performance awards intended by the Committee to qualify as "performance-based" compensation will be payable only upon achievement of pre-established performance goals, subject to any additional requirements and terms as the Committee may establish. Such performance awards can be used to place strong emphasis on the building of value for all shareholders. For purposes of Section 162(m), approval of the 2002 Plan will be deemed also to include approval of the eligibility of executive officers and other eligible persons to participate, the per-person limitations described below under the caption "Shares Available and Award Limitations" and the general business criteria upon which performance objectives for performance awards are based, described below under the caption "Performance-Based Awards." Because shareholder approval of general business criteria, without specific targeted levels of performance, qualifies performance awards for a period of approximately five years, shareholder approval of such business criteria will meet the requirements under Section 162(m) until 2007. Shareholder approval of the performance goal inherent in stock options and SARs (increases in the market price of shares) is not subject to a time limit under Section 162(m).

     Shareholder approval will also allow the Committee to designate options as "incentive stock options," if it chooses, to provide potential tax advantages to participants. These potential advantages are explained below under "Federal Income Tax Implications of the 2002 Plan."

DESCRIPTION  OF  THE  2002  PLAN

     The following is a brief description of the material features of the 2002 Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Shares Available and Award Limitations. Under the 2002 Plan, the number of shares of Common Stock reserved and available for awards will be 2,000,000, or 8.5% of the common shares outstanding on [April 29, 2002]. As discussed below, this number is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

 Shares subject to forfeited or expired Awards or to Awards settled in cash or otherwise terminated without issuance of shares to the participant, and shares withheld by or surrendered to the Company to satisfy withholding tax obligations or in payment of the exercise price of an Award, will be deemed to be available for new Awards under the 2002 Plan. Under the 2002 Plan, shares subject to an Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary will not count against the number of shares reserved and available. Shares delivered under the 2002 Plan may be either newly issued or treasury shares. [On April 29, 2002], the last reported sale price of the Company's Common Stock on the Over the Counter Bulletin Board was [$.11] per share.

     In addition, the 2002 Plan includes a limitation on the amount of Awards that may be granted to any one participant in a given year to qualify Awards as "performance-based" compensation not subject to the limitation on deductibility under Section 162(m). Under this annual per-person limitation, no participant may in any year be granted share-denominated Awards under the 2002 Plan relating to more than his or her "Annual Limit" for each type of Award. The Annual Limit equals 1,000,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. For purposes of this limitation, options, SARs, restricted stock, deferred stock, and other stock-based awards are each considered separate types of awards for purposes of the Annual Limit. In the case of Awards not relating to shares in a way in which the share limitation can apply, no Participant may be granted Awards authorizing the earning during any year of an amount that exceeds the Participant's Annual Limit, which for this purpose equals $5,000,000 plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year. The Annual Limit for non-share-based Awards is separate from the Annual Limit for each type of share-based Award.

     Adjustments to the number and kind of shares subject to the share limitations and specified in the Annual Limits are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to Awards intended to qualify, as "performance-based" generally must conform to requirements under Section 162(m).

     Eligibility. Executive officers, other employees of the Company and its subsidiaries, non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries are eligible to be granted Awards under the 2002 Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective employee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment. At present, approximately 29 persons would be eligible for Awards under the 2002 Plan.

     Administration. The 2002 Plan is administered by the Board, except that the Board may appoint a Committee to administer the Plan. The Board must perform the functions of the Committee for purposes of granting Awards to non-employee directors. (References to the "Committee" below mean the committee or the full Board exercising authority with respect to a given Award.) The Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be settled or exercisable, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify regulations and rules for the Plan, and make all other determinations necessary or advisable for the Plan's administration. Nothing in the 2002 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to any participant, including executive officers. The 2002 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Plan.

     Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price of an option and the grant price of an SAR is determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below). The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Committee, subject to a restriction that no ISO, or SAR in tandem therewith, may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares or other property (possibly including notes or obligations to make payment on a deferred basis, or through broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs granted under the 2002 Plan may include limited SARs exercisable for a stated period of time following a change in control of the Company, as discussed below.

Restricted and Deferred Stock. The Committee is authorized to make Awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Committee. An Award of restricted stock entitles the participant to all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. Deferred stock gives participants the right to receive shares at the end of a specified deferral period, subject to forfeiture of the Award in the event of termination of employment under certain circumstances prior to the end of a specified restricted period (which need not be the same as the deferral period). Prior to settlement, deferred stock Awards carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid on such deferred stock.

     Other Stock-Based Awards, Bonus Shares, and Awards in Lieu of Cash Obligations. The 2002 Plan authorizes the Committee to grant Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares. The Committee will determine the terms and conditions of such Awards, including the consideration to be paid to exercise Awards in the nature of purchase rights, the periods during which Awards will be outstanding, and any forfeiture conditions and restrictions on Awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify. The number of shares granted to an executive officer or non-employee director in place of salary, fees or other cash compensation must be reasonable, as determined by the Committee.

     Performance-Based Awards. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or settleable under the 2002 Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, to avoid the limitations on deductibility under
Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance Awards to named executives will be selected from among the following: (1) growth in revenues or assets; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (3) net income or net income per common share (basic or diluted);
(4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit; (8) operating margin or gross margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting environmental or safety standards, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The Committee may specify that any such criteria will be measured before or after extraordinary or non-recurring items, before or after service fees, or before or after payments of Awards under the 2002 Plan. The Committee may set the levels of performance required in connection with performance Awards as fixed amounts, goals relative to performance in prior periods, as goals compared to the performance of one or more comparable companies or an index covering multiple companies, or in any other way the Committee may determine.

Annual Incentive Awards. The Committee is authorized to grant annual incentive awards, settleable in cash or in shares upon achievement of pre-established performance objectives achieved during a specified period of up to one year. The performance objectives will be one or more of the performance objectives available for other performance awards under the 2002 Plan, as described in the preceding paragraph. As discussed above, annual incentive awards granted to named executives may be intended as a performance-based compensation not subject to the limitation on deductibility under Section 162(m). The Committee generally must establish the performance objectives, the corresponding amounts payable (subject to per-person limits), other terms of settlement, and all other terms of such awards not later than 90 days after the beginning of the fiscal year.

     Other Terms of Awards. Awards may be settled in cash, shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2002 Plan. The Committee may condition Awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the participant) to satisfy tax obligations. Awards granted under the 2002 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may permit transfers in individual cases, including for estate planning purposes.

     Awards under the 2002 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for, exchange for or as a buyout of other Awards under the 2002 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buyout outstanding Awards for cash or other property. The Committee also may grant Awards in addition to and in tandem with other Awards, awards, or rights as well. In granting a new Award, the Committee may determine that the in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any option, grant price of any SAR, or purchase price of any other Award.

     Vesting, Forfeitures, and Acceleration Thereof. The Committee may, in its discretion determine the vesting schedule of options and other Awards, the circumstances that will result in forfeiture of the Awards, the post-termination exercise periods of options and similar Awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award. In addition, the 2002 Plan provides that, unless otherwise provided by the Committee in writing at the time of the Award, in the event of a Change in Control of the Company, most outstanding Awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-award documents. A Change in Control means generally (i) any person or group becomes a beneficial owner of 30% or more of the voting power of the Company's voting securities, (ii) a change in the Board's membership such that the current members, or those elected or nominated by vote of two-thirds of the current members and successors elected or nominated by them, cease to represent a majority of the Board in any period of less than two years, (iii) certain mergers or consolidations substantially reducing the percentage of voting power held by shareholders prior to such transactions, and (iv) shareholder approval of a sale or liquidation of all or substantially all of the assets of the Company.

     Automatic Grants of Options to Directors. Unless otherwise determined by the Board, the Plan provides that each director is entitled to receive options to purchase 2,000 shares on each March 31 that such director continues to serve in that capacity throughout the term of this Plan. The above awards to directors are to have an exercise price equal to the fair market value of the Company's stock on the award date, and unless otherwise provided by the Board in a written agreement at the time of the award, shall be immediately vested and have a term of 10 years from the Award date.

     Amendment and Termination of the 2002 Plan. The Board may amend, alter, suspend, discontinue, or terminate the 2002 Plan or the Committee's authority to grant awards thereunder without shareholder approval unless such approval is required by law, regulation, or stock exchange rule. The Board may, in its discretion, submit other amendments to shareholders for approval. Therefore, shareholder approval will not necessarily be required for amendments, which might increase the Plan's cost or broaden eligibility. Unless earlier terminated, the 2002 Plan will terminate at such time that no shares reserved under the Plan remain available and the Company has no further rights or obligations with respect to any outstanding Award.

FEDERAL  INCOME  TAX  IMPLICATIONS  OF  THE  2002  PLAN

     The following is a brief description of the federal income tax consequences generally arising with respect to Awards that may be granted under the 2002 Plan. The grant of an option (including a stock-based award in the nature of a purchase right) or an SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option, which is an ISO (except that the alternative minimum tax may apply). Upon exercising an option which is not an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash received.

     Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares (generally, the tax "basis" is the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

     With respect to other Awards granted under the 2002 Plan that result in a transfer to the participant of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Except as discussed below, the Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the earliest time the shares or other property become transferable or not subject to a substantial risk of forfeiture. Except as discussed below, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares (e.g., restricted stock) or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

     As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Section
162(m), and therefore remains fully deductible by the company that pays it. Under the 2002 Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and Awards which are conditioned upon achievement of performance goals may be, intended to qualify as such "performance-based" compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the 2002 Plan will be fully deductible under all circumstances. In addition, other Awards under the 2002 Plan generally will not so qualify, so that compensation paid to certain executives in connection with such Awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, be subject to the limitation of Section 162(m).

     The foregoing provides only a general description of the application of federal income tax laws to certain types of Awards under the 2002 Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2002 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2002 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

VOTE  REQUIRED  FOR  APPROVAL

     Approval of the 2002 Plan will require the affirmative vote of holders of a majority of the voting shares present in person or represented by proxy and entitled to vote on the matter.

                              BOARD RECOMMENDATIONS

     The Board of Directors believes that the approval of the foregoing three proposals are in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR such proposals.

                               2003 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company at its executive offices in Bohemia, New York not later than January 29, 2003 for inclusion in the proxy statement for that meeting. Any other proposal that a stockholder intends to present at the meeting may be deemed untimely unless we have received written notice of such proposal on or before April 13, 2003.

                                  OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies.
Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

                                    By  Order  of  the  Board  of  Directors,

                                    /s/David  A.  Levi
                                    ------------------
                                    David  A.  Levi
                                    Secretary

May  29,  2002


THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                    APPENDIX A
-------------------------------------------------------------------------------

                             VILLAGEWORLD.COM, INC.
-------------------------------------------------------------------------------

                     2002  STOCK  AWARD  AND  INCENTIVE  PLAN
-------------------------------------------------------------------------------

                             VILLAGEWORLD.COM, INC.
-------------------------------------------------------------------------------

                     2002  STOCK  AWARD  AND  INCENTIVE  PLAN
-------------------------------------------------------------------------------


1.     Purpose                                                             A-2

2.     Definitions                                                         A-2

3.     Administration                                                      A-4

4.     Stock  Subject  to  Plan                                            A-5

5.     Eligibility;  Per-Person  Award  Limitations                        A-5

6.     Specific  Terms  of  Awards                                         A-6

7.     Performance  Awards,  Including  Annual  Incentive  Awards          A-9

8.     Certain  Provisions  Applicable  to  Awards                         A-11

9.     Change  in  Control                                                 A-12

10.     Awards  to  Directors                                              A-14

11.     General  Provisions                                                A-14

                             VILLAGEWORLD.COM, INC.


                       2002 STOCK AWARD AND INCENTIVE PLAN

     1. PURPOSE. The purpose of this 2002 Stock Award and Incentive Plan (the "Plan") is to aid VillageWorld.com, Inc. a New York corporation (the "Company"), in attracting, retaining, motivating and rewarding employees (including executive officers and employee directors), non-employee directors, and other persons (including consultants and advisors) who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

     2. DEFINITIONS. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

     (a) "Annual Incentive Award" means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

     (b) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

     (c) "Beneficiary" means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the "Beneficiary" instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to the written consent of such spouse.

     (d)     "Board"  means  the  Company's  Board  of  Directors.

     (e) "Change in Control" and related terms have the meanings specified in Section 9.

     (f) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

     (g) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, directors appointed or serving as members of a Board committee designated as the Committee shall not be employees of the Company or any subsidiary or affiliate. In appointing members of the Committee, the Board will consider whether a member is or will be a Quali-fied Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee. The full Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

     (h) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 11(j).

     (i)     "Deferred  Stock"  means  a  right,  granted to a Participant under
Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

     (j)     "Dividend Equivalent" means a right, granted to a Participant under
Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

     (k)     "Effective  Date"  means  the  effective  date specified in Section
11(p).

     (l)     "Eligible  Person"  has  the   meaning  specified  in   Section  5.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.


     (n) "Fair Market Value" shall mean the amount determined by the Board or the Committee, except that if the Stock is listed on a national securities exchange (or traded on the over-the-counter market), the fair market value shall be the closing price of the Stock on such exchange (or market as reported by the National Quotation Bureau) on the day on which an Award is granted hereby, or, if there is no trading or closing price on that day, the closing price on the most recent preceding day for which such prices are available.

     (o) "Incentive Stock Option" or "ISO" means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

     (p) "Option" means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

     (q) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h).

     (r) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

     (s) "Performance Award" means a right, granted to a Participant under Sections 6(i) and 7, to receive Awards or payments based upon performance criteria specified by the Committee.

     (t) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m).

     (u)     "Restricted  Stock"  means  Stock  granted  to  a Participant under
Section 6(d) that is subject to certain restrictions and to a risk of forfeiture.

     (v)     "Rule  16b-3"  means Rule 16b-3, as from time to time in effect and
applicable   to  Participants,  promulgated  by  the  Securities  and   Exchange
Commission  under  Section  16  of  the  Exchange  Act.

     (w) "Stock" means the Company's Common Stock, par value $.001 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

     (x) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

3.     ADMINISTRATION.

     (a) Authority of the Committee. The Plan shall be administered by the Committee (subject to the Board's authority to restrict the Committee), which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming Rights from or through a Participant, and stockholders. The foregoing notwith-standing, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

     (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and
(ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. Notwithstanding the foregoing, no action may be taken pursuant to this Section 3(b) if such action would result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and would cause Awards intended to qualify as "performance-based compensation" under Code
Section  162(m)  to  fail  to  so  qualify.

     (c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.     STOCK  SUBJECT  TO  PLAN.

     (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 2,000,000. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.


     (b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means an employee of the Company or any subsidiary or affiliate, including any executive officer, a non-employee director of the Company, a consultant, advisor or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual
Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). A Participant's Annual Limit, in any calendar year during any part of which the Participant is then eligible under the Plan, shall equal 1,000,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 7 not related to an Award specified in Section 6), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $5,000,000 plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i)
"earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6.     SPECIFIC  TERMS  OF  AWARDS.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

     (b) Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

     (i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Sections 6(f) and 9(a).

     (ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO or SAR in tandem therewith exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 11(k)), including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option "profit," at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

     (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date.

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

     (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(d) hereof) over (B) the grant price of the SAR as determined by the Committee.

     (ii) Other Terms. The Committee shall determine at the date of grant or thereafter the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, and whether or not an SAR shall be free-standing or in tandem or combination with any other Award. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

     (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

     (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Eligible Persons, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

     (i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(k)), as determined by the Committee at the date of grant or thereafter.

     (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred
Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons, which are rights to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     (i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with
Section  7.

7.     PERFORMANCE  AWARDS,  INCLUDING  ANNUAL  INCENTIVE  AWARDS.

(a) Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7.
Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as "performance-based compensation" under Code Section 162(m).

     (b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 7(b).

     (i) Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code
Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) growth in revenues or assets; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit; (8) operating margin or gross margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on environmental or safety standards, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

     (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

     (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

     (v) Settlement of Performance Awards; Other Terms. Settlement of such Perfor-mance Awards shall be in cash, Stock, other Awards or other property, in the Committee's discretion. The Committee may increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

     (c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(c).

     (i) Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) poten-tial-ly payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, provided that the portion of such pool potentially payable to the Covered Employee shall be pre-established. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

     (ii) Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

     (d) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Code Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

     8.     CERTAIN  PROVISIONS  APPLICABLE  TO  AWARDS.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 11(k), the Committee may determine that, in granting a new Award, the in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b)(ii).

     (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Section 11(k)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the Committee's discretion or upon occurrence of one or more specified events (subject to Section 11(k)). Installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at Participant's election on terms and conditions established by the Committee.
Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transac-tions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 (or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transac-tions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to
Section 11(k)) to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

     (e) Loan Provisions. With the Committee's consent, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate, if any, to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

9.     CHANGE  IN  CONTROL.

     (a) Effect of "Change in Control" on Non-Performance Based Awards. Unless otherwise provided by the Committee in the Award document, in the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b):

     (i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in Section 11(a);

     (ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Company or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 11(a); and

     (iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

     (b) Effect of "Change in Control" on Performance-Based Awards. In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions will be deemed to be met if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

     (c) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

(i) any Person (other than the Company), any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 30% of the combined voting power of the Company's or such subsidiary's then outstanding securities;

     (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

     (iii) the consummation of a merger or consolidation of the Company or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

     (iv) the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the Company's stockholders in substantially the same proportions as their ownership of the Company's common stock immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom.

For  purposes  of  this  definition:

(A) The term "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

(B)     The  term  "Person"  shall  have  the  meaning  ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

     (d) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

10.     AWARDS  TO  DIRECTORS.

Unless otherwise determined by the Board in writing, directors of the Company shall be entitled to receive Options in accordance with the following:

     (a) On March 31 of each year during the term of this Plan, directors of the Company then serving in such capacity, shall each be granted an Option to purchase 2,000 shares of the Company's Stock.

     (b) The exercise price of the shares subject to the Options set forth in Sections 10(a) and 10(b) hereof shall be the Fair Market Value of the Company's Stock on the date such Options are granted. All of such Options shall be non-qualified Options. Unless otherwise determined by the Board in an award agreement at the time of the Award, the Options granted pursuant to this Section 10 shall vest entirely on the date they are granted and shall be exercisable for a period of ten (10) years.

     11.     GENERAL  PROVISIONS.

     (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Partici-pant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representa-tive, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 7 to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "perfor-mance-based compensation" under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

(d)     Tax  Provisions.

     (i) Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

(ii) Requirement of Notification of Code Section 83(b) Election. If any Participant shall make an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

     (iii) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

     (e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may have a material adverse affect on the rights of such Participant under any outstanding Award.

     (f) Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

     (g)     Unfunded  Status  of  Awards;  Creation  of  Trusts.  The  Plan  is
intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b),
(c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee's authority under the Plan is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to "variable" accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such "variable" accounting.

(l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

     (m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

(n) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

     (o) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 27, 2002

                             VILLAGEWORLD.COM, INC.

     Know all men by these presents, that the undersigned hereby constitutes and appoints Peter Keenan and David A. Levi true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of VillageWorld.com, Inc., standing in the name of the undersigned at the close of business on May 24, 2002, at the Annual Meeting of Stockholders of the Company to be held on June 27, 2002, at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP, 750 Lexington Avenue, 23rd Floor, New York, New York 10022, at 9:30 a.m. New York time, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

This  proxy  is  solicited  by  the  Board  of  Directors  of  the  Company.

          (Continued  and  to  be  signed  on  the  reverse  side.)

               PLEASE  MARK  YOUR  VOTES  AS  THIS  EXAMPLE

1.  Election of Directors.  Nominees are           Peter  Keenan

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN

                                                   David  A.  Levi

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN

                                                   Hector  M.  Gavilla

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN

                                                   Moshe  Schwartz

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN

                                                   Dr.  Steven  Levi

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN



(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)


2. Approval of appointment of Laurence Rothblatt & Co. as the Company's auditors.

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN

3.     Ratification and approval of the Company's 2002 Stock Award and Incentive
Plan.

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN

4. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

                                       [ ]  FOR     [ ]  AGAINST     [ ] ABSTAIN



       The  shares  represented  by  this  proxy  will  be  voted in the  manner indicated, and if no instructions to the contrary are indicated, will be voted FOR allproposals listed above. Number of shares owned by undersigned:
___________.


                    Dated:_____________________________,  2002

                      ________________________________________
                      Signature  of  Stockholder(s)

                      ________________________________________
                      Signature  of  Stockholder(s)

IMPORTANT:          Please  sign exactly as your name or names are printed here.
                    Executors,   administrators,   trustees  and  other  persons
                    representative  capacity  should  give  full  title.